EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kurt R. Moore, President and Chief Executive Officer of Ablest Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Annual Report on Form 10-K of the Company for the period ended December 28, 2003 (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kurt R. Moore

Kurt R. Moore
President and Chief Executive Officer

February 17, 2004